Exhibit 99.2

                   Voluntary Exchange Offer Workshop Schedule


o You must register to enroll in both live and telephonic workshops by calling the VEO Information Line toll-free at (800) 259-3638 or from an international location at (201) 872-5800.
o    Live workshops are in local time.
o    Teleconferences are in Eastern Daylight Time (EDT).
o    Live workshops are open to employees only.
o Teleconference sessions are open to employees, spouses or partners, and financial planners. o Web-based streaming video workshops are also available online at http://HR.CBS.com.


------------------------------------------------------------------------------------------------------------------------------------
Baltimore, MD              Monday, May 8
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:30 a.m.         All employees        WJZ-TV, 3725 Malden Avenue, 1st Floor, Main Conference Room
o        12:45 p.m.        All employees        WJZ-TV, 3725 Malden Avenue, 1st Floor, Main Conference Room
o        3:00 p.m.         All employees        WJZ-TV, 3725 Malden Avenue, 1st Floor, Main Conference Room


------------------------------------------------------------------------------------------------------------------------------------
Boston, MA                 Monday, May 8
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        WBZ/WSBK/WLWC, 1170 Soldiers Field Road, Studio A
o        1:00 p.m.         All employees        WBZ/WSBK/WLWC, 1170 Soldiers Field Road, Studio A
o        7:00 p.m.         All employees        WBZ/WSBK/WLWC, 1170 Soldiers Field Road, Studio A

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Chicago, IL                Monday, May 15

------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        WBBM-TV, 630 N. McClurg Court, Studio 2
o        12:00 p.m.        All employees        WBBM-TV, 630 N. McClurg Court, Studio 2
o        3:00 p.m.         All employees        WBBM-TV, 630 N. McClurg Court, Studio 2

------------------------------------------------------------------------------------------------------------------------------------
                                       1


------------------------------------------------------------------------------------------------------------------------------------
Dallas/Fort Worth, TX      Monday, May 8
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        10:30 a.m.        All employees        KTVT/KTXA, 5233 Bridge Street, Conference Room
o        1:00 p.m.         All employees        KTVT/KTXA, 5233 Bridge Street, Conference Room
o        6:30 p.m.         All employees        KTVT/KTXA, 5233 Bridge Street, Conference Room

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Denver, CO                 Friday, May 12
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        KCNC Studios, 1044 Lincoln Street, Small Studio
o        11:00 a.m.        All employees        KCNC Studios, 1044 Lincoln Street, Small Studio
o        4:00 p.m.         All employees        KCNC Studios, 1044 Lincoln Street, Small Studio

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Detroit, MI                Friday, May 12
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        WWJ-TV/WKBD-TV, 26905 W. 11 Mile Road, Studio A
o        11:00 a.m.        All employees        WWJ-TV/WKBD-TV, 26905 W. 11 Mile Road, Studio A
o        4:00 p.m.         All employees        WWJ-TV/WKBD-TV, 26905 W. 11 Mile Road, Studio A

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Fort Lauderdale, FL        Thursday, May 18
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        11:00 a.m.        All employees        Courtyard by Marriott, 2440 W. Cypress Creek Road, Ft. Lauderdale,  FL 33309,

                                       2
------------------------------------------------------------------------------------------------------------------------------------


o        1:00 p.m.         All employees        Grand Ballroom
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA            Monday, May 15

------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:30 a.m.         All employees        CBS, 7800 Beverly Blvd, Studio 56
o        11:30 a.m.        All employees        CBS, 7800 Beverly Blvd, Studio 56
o        2:00 p.m.         All employees        CBS, 7800 Beverly Blvd, Studio 56
o        5:00 p.m.         All employees        CBS, 7800 Beverly Blvd, Studio 56

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA            Tuesday, May 16
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        5555 Melrose Avenue, Paramount Theater
o        11:00 am.         All employees        5555 Melrose Avenue, Paramount Theater
o        2:00 p.m.         All employees        5555 Melrose Avenue, Paramount Theater
o        4:30 p.m.         Showtime             Showtime, 10880 Wilshire Blvd, Hayworth Conf. Room, Lobby Level

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA            Monday, May 22
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         Studio Center        CBS, 4024 Radford Avenue, Screening Room
o        2:00 p.m.         All employees        CBS, 7800 Beverly Blvd, Studio 56

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA            Tuesday, May 23
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        11:00 a.m.        KingWorld            KingWorld, 2401 Colorado Ave, Suite 110, Large Conf. Room
------------------------------------------------------------------------------------------------------------------------------------
                                       3


o        2:00 p.m.         UPN                  UPN, 11800 Wilshire Blvd,  3rd Floor, Large Conference Room

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Miami, FL                  Wednesday, May 17
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        12:30 p.m.        All employees        WFOR-TV/WBFS-TV, 8900 NW 18th Terrace, 2nd Fl, Conf Room
o        2:30 p.m.         All employees        WFOR-TV/WBFS-TV, 8900 NW 18th Terrace, 2nd Fl, Conf Room
o        7:00 p.m.         All employees        WFOR-TV/WBFS-TV, 8900 NW 18th Terrace, 2nd Fl, Conf Room

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
New York, NY               Friday, May 5
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        CBS, 51 West 52nd Street, Blackrock Building, Studio 19
o        11:00 a.m.        All employees        CBS, 51 West 52nd Street, Blackrock Building, Studio 19
o        2:00 p.m.         All employees        CBS, 51 West 52nd Street, Blackrock Building, Studio 19
o        4:00 p.m.         All employees        CBS, 1515 Broadway, The Lodge (1515 Broadway employees only)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
New York, NY               Wednesday, May 10
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         Simon & Schuster     Simon & Schuster, 1230 Ave of the Americas, 17th Fl, Boardroom
o        11:00 a.m.        Simon & Schuster     Simon & Schuster, 1230 Ave of the Americas, 17th Fl, Boardroom CBS,
                                                524 W. 57th Street, Studio 43
o        2:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        4:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        6:00 p.m.         All employees
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
New York, NY               Thursday, May 11
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------

                                       4


o        9:00 a.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        11:00 a.m.        All employees        CBS, 524 W. 57th Street, Studio 43
o        1:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        1:00 p.m.         Showtime             Showtime, 1633 Broadway, 15th Floor, Conference Room 15A
o        3:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        3:00 p.m.         Showtime             Showtime, 1633 Broadway, 15th Floor, Conference Room 15A
o        5:00 pm.          All employees        CBS, 524 W. 57th Street, Studio 43
o        5:00 p.m.         Showtime             Showtime, 1633 Broadway, 15th Floor, Conference Room 15A

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
New York, NY               Friday, May 19
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        11:00 a.m.        All employees        CBS, 524 W. 57th Street, Studio 43
o        1:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        3:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43
o        5:00 p.m.         All employees        CBS, 524 W. 57th Street, Studio 43

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA           Thursday, May 4
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All employees        CBS-3/KYW-TV/UPN-57/WPSG-TV,101 S. Independence Mall East, Studio B
o        11:00 a.m.        All employees
o        4:00 p.m.         All employees
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA             Monday, May 15
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        10:00 a.m.        All employees        600 Commonwealth Place, Gateway Center, Pittsburgh, PA  15222, Sterlings 2 & 3
o        3:00 p.m.         All employees
o        7:00 p.m.         All employees
-------------------------- -------------------- ------------------------------------------------------------------------------------

                                       5


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
San Francisco/ San Jose,   Thursday, May 18
CA
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        7:00 a.m.         All employees        KBHK/KPIX, 855 Battery Street, North Studio
o        10:30 a.m.        All employees        KBHK/KPIX, 855 Battery Street, North Studio
o        3:30 p.m.         All employees        KBHK/KPIX, 855 Battery Street, North Studio

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Canada                     Thursday, May 18
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        10:00 a.m.        All employees        Viacom International Canada Ltd., One Eglinton Avenue East, Suite 501,
                                                Boardroom, Toronto, Ontario   M4P 3A1
o        11:30 a.m.        All employees

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences            Friday, May 5

All sessions are open to
employees,
spouses or partners, and
financial planners.

All times are EDT.
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All                  Toll-free:  (800) 257-6566
o        11:00 a.m.        All                  International:  (303) 262-2052
o        4:00 p.m.         All

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences            Tuesday, May 9

                                       6



------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All                  Toll-free:  (800) 257-6566
o        11:00 a.m.        All                  International:  (303) 262-2052
o        4:00 p.m.         All

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences            Wednesday, May 10
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All                  Toll-free:  (800) 257-6566
o        11:00 a.m.        All                  International:  (303) 262-2052
o        4:00 p.m.         All
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences            Tuesday, May 16
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All                  Toll-free:  (800) 257-6566
o        11:00 a.m.        All                  International:  (303) 262-2052
o        4:00 p.m.         All
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences            Tuesday, May 16
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        10:00 a.m. 3:00   European employees   International:  (303) 205-0055
p.m. GMT
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences            Wednesday, May 17
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All                  Toll-free:  (800) 257-6566
o        11:00 a.m.        All                  International:  (303) 262-2052
------------------------------------------------------------------------------------------------------------------------------------

                                       7



o        4:00 p.m.         All
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Teleconferences              Friday, May 19
------------------------------------------------------------------------------------------------------------------------------------
         Time(s)           Target Group         Location
------------------------------------------------------------------------------------------------------------------------------------
o        9:00 a.m.         All                  Toll-free:  (800) 257-6566
o        11:00 a.m.        All                  International:  (303) 262-2052
4:00 p.m.                          All
-------------------------- -------------------- ------------------------------------------------------------------------------------

Legal Notices
The underlying plan for the Voluntary Exchange Offer is subject to shareholder approval. This program will be governed by the actual terms and conditions which will be set forth in the offering document provided to you at the commencement of the offer. For more information on the program, please review our Form 8-K filed with the Securities and Exchange Commission on March 17, 2006, which can be accessed on our website, www.cbscorporation.com.

CBS Corporation ("CBS") has not commenced the Voluntary Exchange Offer to which this communication pertains. Holders of CBS stock options are strongly advised to read the Offer to Exchange that will be filed on Schedule TO (Tender Offer) and other documents related to the Voluntary Exchange Offer to be filed with the Securities and Exchange Commission when they become available because they will contain important information. Holders of CBS stock options may obtain copies of these documents for free, when available, at the Securities and Exchange Commission website at www.sec.gov or from CBS's Human Resources department.